PREMIER ASSET BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated September 14, 2012

to the

Statement of Additional Information dated May 1, 2003

The following hereby replaces the corresponding paragraphs in Addition, Deletion or Substitution of Investments:

New subaccounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Transamerica. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. Transamerica may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, Transamerica will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, Transamerica may, at its discretion, close a subaccount to new investment. Any subsequent premium payments or dollar cost averaging transactions into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. Transfers and asset rebalancing transactions into a closed subaccount will not be processed and will cause the entire transfer or asset rebalancing transaction to fail. New instructions will be required in these instances.

This Prospectus Supplement must be accompanied or preceded

by the Statement of Additional Information for the

Premier Asset Builder Variable Annuity dated May 1, 2003